UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4     Matters Related to Accountants and Financial Statements
Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In April 2025, the Audit Committee of Board of Directors (the “Audit Committee”) of Compass Group Diversified Holdings LLC (“CODI,” or the “Company”) commenced an internal investigation into the financing, accounting, and inventory practices of Lugano Holding, Inc. (“Lugano”), a subsidiary and operating segment of the Company, based on concerns reported to Company management as to these practices. Upon being notified of the concerns, Company management immediately informed the Audit Committee, and the Audit Committee promptly retained outside legal counsel to assist in conducting the investigation. Outside legal counsel in turn retained a forensic accounting firm to provide technical accounting guidance and analysis, as well as to assist with inventory review (outside legal counsel and the forensic accounting firm, collectively, the “Advisors”).

The investigation, which remains ongoing, focuses on certain unrecorded financing arrangements and irregularities identified in sales, cost of sales, inventory, and accounts receivable recorded by Lugano. The investigation is limited to Lugano and the Audit Committee presently has no reason to believe the investigation affects or will involve any of the Company’s other operating segments. There have been no limitations imposed on the investigation’s scope or timing, or the Advisors’ access to information or personnel.

On May 7, 2025, after considering the advice and recommendations of the Company’s management and the Advisors, and discussion with the Company’s independent registered accounting firm, Grant Thornton LLP, the Audit Committee concluded that the Company’s consolidated financial statements and other financial information for the fiscal year ended December 31, 2024 should no longer be relied upon due to the materiality of the preliminary findings of the investigation described above. Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the fiscal year ended December 31, 2024 should also no longer be relied upon. The Company is in the process of evaluating the impact of these matters on internal control over financial reporting and expects to report one or more additional material weaknesses in internal control over financial reporting.

The Audit Committee is working diligently with its Advisors to complete this investigation as soon as possible. At this time, the Company cannot estimate the ultimate financial impact that may result from the Audit Committee’s findings on the Company’s previously issued financial statements or results of operations. However, the Company believes such findings are likely to be material, and expects to file restated financial statements and restated financial information for the fiscal year ended December 31, 2024. A restatement of financial statements for fiscal years ending prior to January 1, 2024 may also be required, but at this time the Audit Committee has not reached a conclusion with respect to fiscal years other than the fiscal year ended December 31, 2024.
Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure

On May 7, 2025, the Company issued a press release regarding the events set forth in Items 4.02 and 8.01 hereof. A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly incorporated by reference in such a filing.

Section 8     Other Events
Item 8.01    Other Events
Resignation of Lugano Chief Executive Officer
In connection with the ongoing investigation, on May 7, 2025, Mordechai Haim “Moti” Ferder, resigned from his position as Chief Executive Officer of Lugano, and from all offices and directorships previously held with Lugano and its subsidiaries and affiliates. Mr. Ferder’s resignation constitutes a voluntary termination of his employment for which he will not receive any severance or additional compensation. Together with his resignation, Mr. Ferder waived certain contractual rights, including his right to serve as a director of Lugano and its affiliates and subsidiaries.

Earnings Release and Form 10-Q for the Quarterly Period ended March 31, 2025
Given the ongoing investigation by the Audit Committee and its Advisors, the Company does not anticipate holding an earnings conference call for the quarter ended March 31, 2025, and intends to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 to provide for additional time to complete the investigation. Accordingly, the Company expects to file a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission on or about May 12, 2025.

Postponement of 2025 Annual Meeting of Stockholders
In connection with the ongoing investigation and non-reliance on financial statements disclosed in Item 4.02, on May 7, 2025 the Board of Directors elected to postpone the annual meeting of stockholders previously scheduled for May 29, 2025 until a later date.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation the Company’s expectations as to the timing and outcome of the Audit Committee’s investigation, the filing or delay of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and subsequent periodic reports, the amount of any potential misstatements associated with Lugano and the impact any such misstatements may have on the Company’s previously issued financial statements or results of operations, the Company’s beliefs and expectations relating to the anticipated financial and other impacts of internal control failures, if any, and the items subject to investigation and restatement review, and the impacts of any material weaknesses identified and the Company’s remediation efforts and efforts to prepare financial statements . Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board and management, and on information currently available to the Board and management. These statements involve risk and uncertainties that could cause the Company’s actual results and outcomes to differ, perhaps materially, including but not limited to: the discovery of additional information relevant to the investigation; the conclusions of the Audit Committee (and timing of those conclusions) concerning matters relating to the investigation; the timing of the review by, and the conclusions of, the Company’s independent registered public accounting firm regarding the investigation and the Company’s financial statements; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; the impacts of restatement reviews; the likelihood that the control deficiencies identified or that may be identified in the future will result in material weaknesses in the Company’s internal control over financial reporting, and commercial litigation relating to the Company’s representations regarding its financial statements and the possibility of future litigation or investigation relating to the Company’s internal controls, restatement reviews, the investigation described in this Current Report, or related matters. Please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. The Company does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release of CODI dated May 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer